UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2023

Moatable, Inc.

(Exact Name of Registrant as specified in its charter)

Commission file number: 001-35147

Cayman Islands	45 West Buchanan Street, Phoenix, Arizona, 85003	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)

(833) 258-7482
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 45 Class A ordinary shares	MTBL	The New York Stock Exchange
Class A ordinary shares, par value $0.001 per share*	MTBL	The New York Stock Exchange

* Not for trading, but only in connection with the listing on The New York Stock Exchange of American depositary shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

James Jian Liu, a director and the chief operating officer of Moatable, Inc. (the “Company”) intends to take a sabbatical. The sabbatical will begin on June 30, 2023 and continue through June 29, 2024. During the sabbatical, Mr. Liu will remain an at-will employee of the Company but will not fulfill any of his regular duties as an employee. Mr. Liu will continue to serve as a member of the Company’s board of directors.

On June 30, 2023, the Company entered into a sabbatical letter agreement with Mr. Liu. Under the terms of the sabbatical letter agreement, Mr. Liu will not be paid his base salary and benefits during the term of the sabbatical, other than supplementary health benefits which shall continue during his sabbatical. In addition, Mr. Liu will not be eligible to earn annual bonus during the term of the sabbatical. However, Mr. Liu is entitled to receive $30,000 per annum, paid in arrears quarterly, for his continued service on the Company’s board of directors. The vesting of Mr. Liu’s outstanding equity awards, including share options and restricted share units, will be tolled during the sabbatical; however, such equity awards will remain outstanding in accordance with their terms.

The foregoing description of the sabbatical letter agreement is not a complete description of all terms of the sabbatical letter agreement and is qualified in its entirety by reference to the full text of the sabbatical letter agreement, a copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Sabbatical Letter Agreement dated June 30, 2023, between James Jian Liu and Moatable, Inc.
104	The cover page of this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOATABLE, INC.

		By:	/s/ Chris Palmer
Date:	June 30, 2023		Chris Palmer
Chief Financial Officer